August 17, 1998

To the Shareholders of Real Silk Investments, Incorporated:

     Real Silk Investments, Incorporated (the "Corporation") has recently learned that certain of you may have received an Offer to Purchase Shares of Common Stock (the "Offer") from Madison Liquidity Investors I ("Madison"). You are not required to sell your shares to Madison or to anyone else.

    As we previously informed you, the Corporation was not officially informed of the Offer and, to the best of our knowledge, no materials were filed with the United States Securities and Exchange Commission (the "Commission"), although we have been informed that under the particular circumstances of the Offer, such filing may not be required by applicable law.

    Your Board of Directors has determined that the tender offer by Madison is not in the best interest of the Corporation or its shareholders. Your
Board recommends that you reject the offer and not sell your shares to Madison.

    Based on a review of the circumstances, the financial condition of the Corporation, the current market price of the Corporation's shares available from market makers and the current net asset value per share of the Corporation's shares, the Board of Directors believes that the price offered by Madison, $379.00 per share, is sorely inadequate.

    As discussed in my letter to shareholders dated August 12, 1998, the Board of Directors recommends and believes that you should consider, in addition to any other matters which you feel are material, the following:

    1. The purchase price specified in the Offer is $379.00 per share of the Corporation;
    2. According to information available to the Corporation, there is currently a quote from a market maker for the Real Silk shares pursuant to which the market maker is willing to pay $580.00 per share for the Real Silk shares;
    3. While the Corporation does not redeem its shares, the Corporation estimates that its shares currently have a net asset value per share of approximately $758;
    4. On March 20, 1998, the Board of Directors of the Corporation issued a press release indicating that it intended to explore the options for the future of the Corporation, including merging with another investment company or liquidating;
    5. The Board of Directors continues to explore those options, while realizing that the potential built in gains tax liability will not expire until January 1, 1999; and,
    6. Significant and material information concerning the Corporation is contained in the annual report and other documents which are filed with the Commission and sent to shareholders and you are encouraged to review those documents prior to making any decision with respect to your shares of the Corporation.

     The Board of Directors recognizes that each shareholder's interests, circumstances, investment objectives and needs are different. We would therefore encourage each shareholder to seek advice from the shareholder's personal financial advisor or consultant before making any decision to sell their shares pursuant to the Offer and the Board of Directors recommends that you reject the tender offer from Madison.


The Board of Directors
Real Silk Investments, Incorporated



By:  Daniel R. Efroymson, President